Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]

NOTE 9:- COMMITMENTS AND CONTINGENT LIABILITIES

a.	Charges:

As of December 31, 2019, the Company has two lines of credit with Israeli banks for total borrowings of up to $3 million. These lines of credit are unsecured and available provided that the Company maintains a 30% ratio of total tangible shareholders’ equity to total tangible assets and that the total credit use will be less than 70% of the Company and its subsidiaries’ receivables. Interest rates across these credit lines varied from 0.2% to Prime (Israel Interbank Offered Rate) +0.7% (current 2.3%) as of December 31, 2019.

As of December 31, 2019, the Company has not utilized its line of credits.

b.	Purchase commitments:

As of December 31, 2019, the Company has $26,367 of purchase commitments for goods and services from vendors. These commitments are due primarily within one year.

c.	Litigation:

From time to time, the Company is party to various legal proceedings, claims and litigation that arise in the normal course of business. It is the opinion of management that the ultimate outcome of these matters will not have a material adverse effect on the Company’s financial position, results of operations or cash flows.

d.	Royalty Commitments:

Under the Company’s agreement for purchasing print heads and other products, which was amended in 2016, the Company is obligated to pay 2.5% royalties of its annual ink revenues up to an annual maximum amount of $625.

Royalties expenses for the years ended December 31, 2019, 2018 and 2017 were $625.

e.	Guarantees:

As of December 31, 2019, the Company provided two bank guarantees in a total amount of $400 for its rented facilities.